      Travelers
      Corporate
      Loan Fund Inc.

      Annual Report
      September 30, 2001                               Ticker Symbol: TLI

                                   [GRAPHIC]

Travelers
Corporate
Loan Fund Inc.

[PHOTO]

HEATH B. MCLENDON
Chairman

[PHOTO]

GLENN N. MARCHAK
Vice President and Investment Officer





Dear Shareholder:
We are pleased to provide you with the annual report for the Travelers Corporate Loan Fund Inc. ("Fund") for the year ended September 30, 2001. In this report, we have summarized a review of economic conditions and our outlook going forward. A summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.


Performance Update

During the reporting period, the Fund distributed income dividends totaling $1.26 per share and capital gains of $0.02 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's September 30, 2001 net asset value per share ("NAV") and the New York Stock Exchange ("NYSE") closing price./1/

                                   Annualized        Twelve-Month
             Price Per Share   Distribution Rate/2/ Total Return/2/
             ---------------   -------------------- --------------
               $14.15 (NAV)           6.45%             2.44%
                $12.82 (NYSE)         7.11%            (4.33)%
---------

1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (total net assets) is divided by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investor buys or sells shares of the Fund is at its market (NYSE) price as determined by the supply of and demand for the Fund's shares.
2 Total returns are based on changes in NAV and the market value, respectively, and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market (NYSE) value noted in the above chart. The annualized distribution rate assumes a current monthly income dividend rate of $0.076 for twelve months. This rate is as of October 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             1

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior secured corporate loans.

We are pleased to report that, based on data provided by Lipper Inc. ("Lipper")/3/, the Fund had the third highest cumulative total return for the nine- and twelve-month periods ended September 30, 2001, when compared to the 39 other funds in the "Loan Participation" category. Cumulative total return is based on distributed earnings plus any change in NAV. Of course, past performance is not indicative of future results.

On October 15, 2001, the Fund declared a regular monthly dividend for October of 7.60 cents per share. The October 2001 monthly dividend payout was reduced by 3/4 of one cent per share from the rate paid in September 2001 and is the tenth in a series of dividend reductions beginning in January 2001. The dividend reductions have been largely in response to the series of ten easings of short-term interest rates totaling 450 basis points by the U.S. Federal Reserve Board ("Fed") that began on January 3, 2001. The Fed has reduced short-term interest rates during the period from 6.50% to 2.00%, the lowest level in 40 years. The first five rate reductions were each 50 basis points/4/ and the next two were 25 basis points each. The last three cuts, including the most recent cut on November 6, 2001 were 50 basis points each. Please note that the last two rate reductions occurred after the reporting period ended.

Unlike fixed-rate investments, interest rates of corporate loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments have provided investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates. Our dividend strategy during this period is to adjust the dividend to match the decline in interest earned on the investments in the Fund's portfolio as closely as possible to the reduction in short-term interest rates.

-------------------------------------------------------------------------------
Portfolio Review

Consistent with our original investment mandate, the portfolio is made up entirely of floating or variable rate corporate loans. As of September 30, 2001 the Fund had total net assets of approximately $138.4 million that had an average equivalent rating of Ba3 and was invested in 29 industry sectors with the largest industry concentration of 12.6% in the telecommunications industry. We had interests in loans made to 82 issuers.

---------
3 Lipper is an independent mutual fund-tracking organization.
4 A basis point is one one-hundredth (1/100 or 0.01%) of one percent.

-------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
2

Prior to the terrorist attacks on the World Trade Center and Pentagon ("Attack"), the Fund performed well increasing from $14.42 on June 30, 2001 to $14.47 on September 10, 2001. As a result of the accelerating weakness in the economy and higher degree of uncertainty and volatility in the financial markets brought on by the Attack, prices in the corporate loan market weakened considerably. Similarly, subsequent to the Attack, the NAV of the Fund dropped to $14.15 on September 30 and $14.01 on October 30. This represents a 3.18% decline in the Fund's NAV between September 10 and October 30.

The drop in the Fund's NAV appears consistent with the general decline in prices in the corporate loan market since the Attack. According to LSTA/LPC (Loan Syndication and TradingAssociation/Loan Pricing Corporation) mark-to-market pricing/5/, the average loan price dropped 3.2% between September 10 and October 30, 2001.

One key aspect of the Fund's management policy is that its NAV is calculated on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third-party pricing service.

As noted earlier, the regular monthly dividend was decreased by 3/4 of one cent to 7.60 cents on October 15, 2001. We continue to believe that the odds are in favor of the Fed continuing to reduce short-term interest rates and should that occur, we anticipate that the Fund's dividend would be directly affected, all things being equal. We believe that while the nominal rate of the Fund's dividends has decreased as the Fed reduced short-term interest rates, the Fund's real rate of return should remain strong as we continue to expect the rate of inflation will decline.

Since the date of the Attack, the financial markets, in general, have exhibited a higher degree of volatility. Corporate loan funds have not been exempt from the volatility brought about by this period of uncertainty. From June 30, 2001 until September 11, 2001, the Fund's share price remained relatively stable, trading in a range from $13.85 to $14.30. Subsequent to the Attack, the share price of the Fund quickly fell to a closing low of $12.51 per share and a 52-week intra-day low of $12.45 per share. Since that time, the share price has traded higher; however it has shown a higher level of volatility than in past reporting periods. The Fund's shares continue to trade at a discount to the NAV of the Fund and since the Attack, the discount has widened relative to historical levels.

---------
5 The LSTA/LPC mark-to-market pricing is a partnership that provides indicative pricing to the loan market. The LSTA is a not-for-profit trade association that identifies and addresses key issues in the commercial loan market. The LPC is a news data and analytics provider to the loan market.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             3

Corporate Loan Market Outlook

Since the last shareholder report, the corporate loan market and the capital markets in general have been faced with deteriorating economic fundamentals, a higher level of uncertainty, an increasing level of defaults, and higher risk premiums. As a result, new issuance of corporate loans has dropped off considerably and secondary market prices have generally decreased and have been more volatile. On the positive side, credit structures have strengthened and pricing on new transactions has increased from already generous levels by historical standards.

Secondary market prices remain volatile and, in general, have declined several points on average through all industries and across the credit quality spectrum. This across-the-board pricing decline reflects the higher level of uncertainty in the market. Consequently, investors have required higher risk premiums. Since the Attack, new issuance has weakened significantly from levels that were already low as measured against historical norms. Uncertain growth prospects, high capital costs, weak earnings and low earnings visibility are typically not conducive to high levels of new credit creation. The weak economic environment and the difficulty that financially weak companies are having in accessing the capital markets continue to promote a high amount of stressed and distressed credits.

Since the Attack, economic conditions have worsened measurably and many in the economic community expect that the recovery will be pushed out for another quarter from previous expectations, if not longer. Although the National Bureau of Economic Research has not announced a recession, there appears to be strong consensus that the economy has entered one. Corporate earnings have continued to weaken and capital spending plans have been scaled back. The capital markets continue to ration credit to weaker companies and the cost of credit remains relatively high. We expect these conditions will continue in the fourth quarter following continuing economic weakness and, as a result, we expect the challenging conditions in the corporate loan market will continue.

At the same time, conditions for investing in the new issuance that comes to market are favorable. Credit structures continue to become more restrictive and credit spreads/6/ have widened from already generous pricing by historical standards as investors have become more cautious in the current environment. We expect that these positive trends will continue for the foreseeable future. As the economy recovers in 2002, we expect the credit discipline that has existed should drive stronger overall market dynamics going forward.

---------
6 Credit spread is the difference between the yield of a particular corporate loan and LIBOR, the benchmark rate used to price these corporate loans.

-------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
4

Investment Strategy

This continues to be a difficult period for the economy, for the capital markets in general as well as for the corporate loan market. Our strategies for managing the portfolio during this period remain the same as those outlined in our earlier shareholder reports: to maintain high credit standards when selecting loans to add to the portfolio; to seek out loans that are priced appropriately for the credit risk of the loan; to continue to improve the Fund's diversification at the margin; to attempt to identify negative industry trends in advance of credit problems; and to monitor all loans to spot weakness and plan appropriate courses of action. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio.

While all components of our investment strategy are important, during this challenging period we are emphasizing monitoring and conducting remedial action in the Fund's portfolio. Shortly after the Attack, we performed a complete review of all corporate loans in the portfolio in an attempt to identify potential areas of credit weakness. We made some adjustments in the portfolio that we felt would better position the Fund in the challenging conditions ahead. We continually evaluate the Fund's positions in an effort to improve its risk-return profile wherever possible.

The deterioration of prices in the loan market since the Attack has negatively affected the Fund's NAV. As noted earlier, after increasing marginally between June 30 and September 10, 2001, the Fund's NAV has fallen approximately 3.18% from the date of the Attack to October 30, 2001. Importantly, the deterioration is largely the result of unrealized losses due to the mark-to-market process. The Fund has not suffered any payment defaults since our last shareholder report and the majority of the loans in the portfolio have continued to perform well. Generally, we view the decline in the Fund's NAV since the Attack as a reflection of the loan market's assessment of a general increase in risk in the economy. We believe that the increased level of risk in the capital markets, in the corporate loan asset class and in the Fund will continue until the economy begins to improve. As always, we monitor the portfolio carefully and while we are confident in our opinion that the portfolio should continue to perform well, we must be vigilant in maintaining the credit discipline that we have followed in the past.

Prepayments and refinancing activity has slowed and, as a result, our asset levels have remained satisfactory. Although we believe new loan issuance will remain low for the remainder of the year, we believe loan runoff (i.e., outflows from prepayments and refinancing activity) will continue to be moderate for the foreseeable future, allowing us to maintain a more stable level of assets. We plan to remain very selective in adding new corporate loans to the portfolio.


-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             5

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. While the future is always uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve what we feel are the best risk-adjusted returns available in the corporate loan asset class.

Economic Outlook

The United States economy has continued to deteriorate with the Attack being a catalyst for further weakening and significantly increasing the likelihood of recession. The global economic condition also has continued to weaken. The Fed recently stated: "Heightened uncertainty and concerns about a deterioration in business conditions both here and abroad are damping economic activity." Subsequent to the Attack, business spending collapsed and consumer spending cooled. With business and consumer spending in a slump, the United States economy contracted at a 0.4% annual rate in the third quarter. This was the first economic contraction since 1993. We expect that the rate of economic deterioration will continue to accelerate through the end of 2001 and mark the first recession since 1990-91.

While consumer and government spending had prolonged the record expansion that began a decade ago, consumer spending more recently weakened measurably as consumers have reacted to the Attack. Consumer spending is closely tied to the health of the economy, as it comprises 2/3 of gross domestic product. Consumer confidence was already crumbling before the Attack with the Consumer Confidence Index ("CCI") reading at 97.60 in September, its lowest reading since 1996. In October, the CCI dropped to 85.5, its lowest reading in 7 1/2 years. The Commerce Department reported that inflation-adjusted personal consumption sank 1.3% in September from August, its biggest drop since 1987 and the first decline since the economic slowdown began last fall. Weakness continues to accelerate in the labor market. Payrolls fell by 415,000 in October, the most since 1985, and the October unemployment rate rose to a five-year high of 5.4%, posting the largest one-month jump in 20 years. Expectations are for a continuation of weakness in corporate profits that will likely fuel further weakness in employment and capital spending. After remaining strong in the face of softer economic conditions through most of the third quarter, sales of new homes in September dropped to the lowest level in a year and sales of existing homes plunged more than in any month since 1995. We believe these results are the beginning of the aftershocks of the Attack. We expect that consumers will continue to scale back spending for the remainder of 2001 due to the uncertainty caused by the Attack, the potential for further terrorist attacks and the sharp increase in unemployment.

-------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
6

Weakness in the manufacturing sector continued. Manufacturing had its worst performance in October since the depths of the 1990-91 recession according to the National Association of Purchasing Management Manufacturing index ("NAPM")/7/. The NAPM dropped from 47.0 in September to 39.8 in October, one of the largest drops since it began in 1931. The NAPM has been below 50.0 for 15 months; levels below 50.0 have tended to indicate contraction while those above
50.0 have tended to indicate expansion.

Given the economic slowdown and the effects of the Attack, in its efforts to stimulate the economy, the Fed has cut short-term interest rates 50 basis points three times since September 11. These rate cuts coupled with the previous seven rate cuts in 2001 have reduced short-term interest rates since the beginning of 2001 from 6.50% to 2.00%, the lowest level in 40 years and the steepest proportional cut since the mid-1970's. The consumer price inflation rate over the past twelve months was 2.60%. Based on a University of Michigan study, consumers expect the inflation rate to drop to 1% in the coming year suggesting that real short-term interest rates are approximately 1%. With weak economic fundamentals and lower inflation expectations as a backdrop, we believe that there is a high probability the Fed will cut rates again at the December 11, 2001 FOMC meeting. The financial markets currently expect a 25 basis point reduction.

On the fiscal side, we expect a significant increase in government spending that should lead to the elimination of the surplus. It seems very likely that Congress will soon pass a package of further tax cuts and spending increases. We expect that this unprecedented fiscal and monetary stimulus coupled with lower energy costs, inventory rebuilding and high mortgage refinancing activity will lead to a recovery in the second half of 2002, if not earlier. As a result of the significant level of stimulus currently in the system, the recovery could be rapid in the early stages. However, we expect that any rapid advance will give way to a more moderate sustainable level of expansion as the additional long-term costs of business brought on by the Attack, the end of the "Peace Dividend" and a higher savings rate will somewhat hinder investment and productivity.

The risks to this economic picture lie in prolonged weakness in consumer confidence and spending. The rapid increase in unemployment, already visible increase in the savings rate and threat of future terrorist attacks both here and abroad could stifle a recovery in consumer spending. This condition may well drive a deeper and more prolonged decline in corporate profits that, in turn,

---------
7 The NAPM is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             7
could drive further weakening in employment and spending. If this were to occur, we would expect further rate cuts by the Fed than are currently anticipated and additional fiscal stimuli from Washington. Additional downside risks to the economy include a possible disruption in oil supply from the Middle East and the potential effects of significant erosion in key foreign economies, most notably in Argentina and Japan.

We will endeavor to seek the best risk-adjusted returns available from corporate loans and to work hard to provide you with a stable, long-term investment with competitive rates of return.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital.

Sincerely,

/s/ Heath B. McLendon  /s/ Glenn N. Marchak
Heath B. McLendon      Glenn N. Marchak
Chairman               Vice President and
                       Investment Officer
November 7, 2001

The information provided in this letter represents the opinion of the investment manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain corporate loans will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of September 30, 2001 and is subject to change.

--------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
8

  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

  Plan Summary
  If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or
  (b) 95% of the market price per share on the valuation date.

  If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

  A more complete description of the current Plan appears in the section of this report beginning on page 24. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund, Inc.
                                                                             9

 Schedule of Investments                                     September 30, 2001

   FACE                                              LOAN     STATED
  AMOUNT                  SECURITY                   TYPE    MATURITY    VALUE*
-----------------------------------------------------------------------------------
SENIOR COLLATERALIZED LOANS -- 99.6%
Aerospace/Defense -- 4.3%
$5,298,144 Decrane Aircraft Holdings, Inc.          Term B    9/30/05 $  5,192,181
 2,456,345 Decrane Aircraft Holdings, Inc.          Term D   12/24/06    2,413,359
   280,547 Trans Digm, Inc.                         Term B    5/15/06      269,150
   716,953 Trans Digm, Inc.                         Term C    5/15/06      688,051
----------------------------------------------------------------------------------
                                                                         8,562,741
----------------------------------------------------------------------------------
Automotive -- 5.3%
 2,984,848 Dura Automotive Systems, Inc.            Term B    3/31/06    2,938,210
 1,947,715 J.L. French Automotive Casting, Inc.     Term B   10/21/06    1,397,485
 1,998,000 Metaldyne Company LLC                    Term B   11/28/08    1,729,934
 4,645,396 Stoneridge, Inc.                         Term B   12/31/05    4,506,034
----------------------------------------------------------------------------------
                                                                        10,571,663
----------------------------------------------------------------------------------
Building Materials -- 3.9%
 1,696,594 Hanley-Wood, Inc.                        Term B    9/21/07    1,666,903
 1,307,203 Onex ABCO LP (Magnatrax)                 Term B   11/15/05    1,176,483
 2,786,826 Panolam Industries International, Inc.   Term B    1/31/07    2,703,222
 2,657,923 Trussway Holdings Inc.                   Term B   12/31/06    2,325,683
----------------------------------------------------------------------------------
                                                                         7,872,291
----------------------------------------------------------------------------------
Chemicals -- 7.8%
 2,947,500 Georgia Gulf Corp.                       Term B   11/10/06    2,909,919
 1,470,000 Huntsman ICI Chemical LLC                Term B    6/30/07    1,416,100
 1,470,000 Huntsman ICI Chemical LLC                Term C    6/30/08    1,416,100
   861,424 Lyondell Petrochemical Co.               Term B    6/30/05      795,417
 7,836,827 Lyondell Petrochemical Co.               Term E    5/17/06    7,330,106
 1,691,500 Noveon, Inc. (PMD Group, Inc.)           Term B    9/30/08    1,657,066
----------------------------------------------------------------------------------
                                                                        15,524,708
----------------------------------------------------------------------------------
Conglomerates -- 2.7%
 1,485,000 Gentek, Inc.                             Term C   10/31/07    1,351,350
 3,940,000 SPX Corp.                                Term B   12/31/06    3,931,998
----------------------------------------------------------------------------------
                                                                         5,283,348
----------------------------------------------------------------------------------
Consumer Products -- 2.1%
   933,375 American Safety Razor Co.                Term B    4/30/07      901,874
 1,000,000 Armkel, LLC                              Term B    3/28/09      998,750
 1,923,706 Holmes Products Corp.                    Term B     2/5/07    1,293,692
   997,500 Shop Vac Corp.                         Multi-Draw   7/7/07      990,019
----------------------------------------------------------------------------------
                                                                         4,184,335
----------------------------------------------------------------------------------
Electric -- 2.0%
 3,960,000 Western Resources, Inc.                   Term     3/17/03    3,893,999
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
10

 Schedule of Investments (continued)                         September 30, 2001


     FACE                                        LOAN    STATED
    AMOUNT               SECURITY                TYPE   MATURITY    VALUE*
  ----------------------------------------------------------------------------
  Entertainment -- 4.8%
  $2,940,000 Corus Entertainment Inc.           Term B   9/30/07 $  2,947,350
   1,246,875 Entravision Communications         Term B  12/31/08    1,246,875
   3,500,000 Six Flags Theme Parks Inc.         Term B   9/30/05    3,474,408
      80,000 Washington Football Group, Inc.    Term A  10/29/04       80,000
   1,720,000 Washington Football Inc.           Term C  10/29/04    1,726,450
  ---------------------------------------------------------------------------
                                                                    9,475,083
  ---------------------------------------------------------------------------
  Environmental -- 3.4%
   1,969,954 Allied Waste North America, Inc.   Term B   7/30/06    1,949,253
   2,363,945 Allied Waste North America, Inc.   Term C   7/30/07    2,339,104
   2,497,000 Casella Waste System, Inc.         Term B  12/14/06    2,448,308
  ---------------------------------------------------------------------------
                                                                    6,736,665
  ---------------------------------------------------------------------------
  Food -- 2.7%
     990,000 Buffets, Inc.                      Term B    3/5/06      991,650
     997,500 Flowers Food Inc.                  Term B   3/26/07    1,001,490
   1,246,875 Michael Foods Inc.                 Term B   3/22/08    1,253,109
   1,716,834 NSC Operating Co. (Nutrasweet)     Term B   5/27/07    1,713,972
     500,000 NSC Operating Co. (Nutrasweet)    2nd Lien  5/25/09      496,250
  ---------------------------------------------------------------------------
                                                                    5,456,471
  ---------------------------------------------------------------------------
  Gaming -- 3.4%
   1,200,000 Alliance Gaming Corp.              Term B  12/15/06    1,194,750
     906,686 Ameristar Casinos, Inc.            Term B  12/26/06      905,553
     775,207 Ameristar Casinos, Inc.            Term C  12/26/07      774,238
   1,316,667 Isle of Capri Casinos, Inc.        Term B    3/2/06    1,301,649
   1,152,083 Isle of Capri Casinos, Inc.        Term C    3/2/07    1,138,943
   1,478,520 Scientific Games Corp. (Autotote)  Term B   9/30/07    1,476,672
  ---------------------------------------------------------------------------
                                                                    6,791,805
  ---------------------------------------------------------------------------
  Healthcare -- 4.5%
   1,243,750 Caremark Rx Inc.                   Term B   3/15/06    1,254,892
   1,500,000 Kessler Rehabilitation Corp.       Term B   7/27/08    1,496,250
     900,000 Stericycle, Inc.                   Term B  11/10/06      902,110
   5,324,476 Stryker Corp.                      Term B   12/4/05    5,346,524
  ---------------------------------------------------------------------------
                                                                    8,999,776
  ---------------------------------------------------------------------------
  Home Construction -- 1.0%
   1,980,000 Lennar Corp.                       Term B    5/2/07    1,977,525
  ---------------------------------------------------------------------------
  Independent Energy -- 1.7%
   3,372,505 Heating Oil Partners LP             Term    9/30/03    3,372,505
  ---------------------------------------------------------------------------
  Industrial - Other -- 5.8%
   2,431,626 Flowserve Corp.                    Term B   6/30/08    2,439,985
   2,079,072 General Cable Corp.                Term B   5/27/07    2,058,281
   1,621,530 Mark IV Industries, Inc.           Term B   9/11/08    1,570,859

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             11

 Schedule of Investments (continued)                         September 30, 2001


   FACE                                            LOAN     STATED
  AMOUNT                 SECURITY                  TYPE    MATURITY     VALUE*
-----------------------------------------------------------------------------------
Industrial - Other -- 5.8% (continued)
$1,470,000 Mueller Group, Inc.                    Term B    8/16/06   $  1,458,362
 1,470,000 Mueller Group, Inc.                    Term C    8/16/07      1,458,362
   987,500 Mueller Group, Inc.                    Term D    8/16/07        983,385
 2,342,940 Western Industries Ltd.                Term B    6/23/06      1,522,911
----------------------------------------------------------------------------------
                                                                        11,492,145
----------------------------------------------------------------------------------
Insurance -- 0.7%
 1,359,375 Oxford Health Plans, Inc.              Term B    6/30/06      1,354,844
----------------------------------------------------------------------------------
Lodging -- 0.7%
 1,500,000 Starwood Hotels & Resorts
            Worldwide, Inc.                        IRN      2/23/03      1,458,750
----------------------------------------------------------------------------------
Media/Cable -- 8.4%
 2,500,000 Century Cable Holdings (Adelphia)      Term B    9/28/09      2,445,833
 9,000,000 Charter Communications Operating LLC   Term B    3/18/08      8,762,931
 1,736,842 Classic Cable, Inc.                    Term B    1/31/08      1,591,816
   868,421 Classic Cable, Inc.                    Term C    1/31/08        793,520
 2,000,000 Insight Midwest LLC                    Term B   12/31/09      1,998,500
 1,200,000 Videotron Ltee                         Term B    12/6/09      1,206,376
----------------------------------------------------------------------------------
                                                                        16,798,976
----------------------------------------------------------------------------------
Media/Non-Cable -- 11.8%
 4,776,263 21st Century Newspapers                Term B    9/15/05      4,680,737
 1,782,857 Advanstar Communications Inc.          Term B   10/12/08      1,720,457
 4,443,749 American Media Operation Inc.          Term B     4/1/07      4,458,328
 1,837,203 Canwest Media Inc.                     Term B    5/15/08      1,835,365
 1,147,797 Canwest Media Inc.                     Term C    5/15/09      1,146,650
   974,514 Emmis Communications Corp.             Term B    2/28/07        949,107
 1,000,000 Gray Communications Systems            Term B    9/14/09      1,001,875
 4,000,000 Susquehanna Media Co.                  Term B    6/30/08      4,025,000
 1,792,112 Trader.com N.V.                        Term B    12/6/06      1,729,388
 1,207,888 Trader.com N.V.                        Term C    12/6/07      1,165,611
   811,624 Young Broadcasting, Inc.               Term B   12/31/06        800,279
----------------------------------------------------------------------------------
                                                                        23,512,797
----------------------------------------------------------------------------------
Other - Energy -- 0.5%
 1,087,500 Westmoreland Mining LLC                 Term     6/30/02      1,087,500
----------------------------------------------------------------------------------
Other - Financial Institutions -- 2.6%
 1,477,068 Bridge Information Systems, Inc.     Multi-Draw  5/29/03        812,387
 2,739,352 Bridge Information Systems, Inc.       Term B    5/29/05      1,506,644
 2,947,500 Outsourcing Solutions Inc.             Term B    6/10/06      2,768,195
----------------------------------------------------------------------------------
                                                                         5,087,226
----------------------------------------------------------------------------------
Paper -- 0.5%
   997,500 Norske Skog Canada Finance Ltd.        Term B    8/14/07      1,001,864
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
12

 Schedule of Investments (continued)                         September 30, 2001

    FACE                                            LOAN   STATED
   AMOUNT                  SECURITY                 TYPE  MATURITY    VALUE*
 -------------------------------------------------------------------------------
 Railroads -- 1.4%
 $1,985,000 Kansas City Southern Railway Co.       Term B 12/29/06 $  1,993,375
    862,028 RailAmerica, Inc.                      Term B 12/31/06      865,530
 ------------------------------------------------------------------------------
                                                                      2,858,905
 ------------------------------------------------------------------------------
 Refining -- 0.5%
    997,500 Dresser Inc.                           Term B  4/10/09    1,005,231
 ------------------------------------------------------------------------------
 Technology -- 2.3%
  2,475,000 Suez Acquisition Co.                   Term B 11/22/06    2,425,500
  2,265,538 Trend Technologies, Inc.               Term B   3/9/07    2,106,951
 ------------------------------------------------------------------------------
                                                                      4,532,451
 ------------------------------------------------------------------------------
 Telecommunications -- 12.6%
  1,041,058 American Cellular Corp.                Term B  3/31/08    1,025,117
  1,192,770 American Cellular Corp.                Term C  3/31/09    1,173,511
  2,878,037 Centennial Cellular Operating Co.      Term B   5/1/07    2,753,922
  2,877,806 Centennial Cellular Operating Co.      Term C 11/30/07    2,753,701
  1,000,000 Crown Castle Operating Co.             Term B  3/31/08      980,500
  1,965,000 Dobson Operating Co.                   Term B   1/7/08    1,922,016
    994,845 Fairpoint Communications               Term C  3/30/07      965,000
  3,750,000 Nextel Finance Co.                     Term B  6/30/08    3,346,875
  3,750,000 Nextel Finance Co.                     Term C 12/31/08    3,346,875
  2,464,162 Rural Cellular Corp.                   Term B  10/3/08    2,412,570
  2,464,162 Rural Cellular Corp.                   Term C   4/3/09    2,412,825
  2,000,000 Western Wireless Corp.                 Term B  9/30/08    1,984,584
 ------------------------------------------------------------------------------
                                                                     25,077,496
 ------------------------------------------------------------------------------
 Tobacco -- 0.5%
    932,500 Commonwealth Brands, Inc.              Term B 12/31/04      930,169
 ------------------------------------------------------------------------------
 Transportation Services -- 1.7%
  1,079,440 Evergreen International Aviation, Inc. Term D  4/28/04      820,375
  2,500,000 TravelCenters of America, Inc.         Term B 11/14/08    2,509,375
 ------------------------------------------------------------------------------
                                                                      3,329,750
 ------------------------------------------------------------------------------
            TOTAL SENIOR COLLATERALIZED LOANS
            (Cost -- $206,440,342)                                  198,231,019
 ------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             13

 Schedule of Investments (continued)                         September 30, 2001

        FACE
       AMOUNT                    SECURITY                       VALUE*
      --------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 0.4%
      Commercial Paper -- 0.4%
      $690,000 Household Financial Corp., 3.450% due 10/1/01
               (Cost -- $689,802)                            $    689,868
      -------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $207,130,144**)                      $198,920,887
      -------------------------------------------------------------------

 * Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

                Abbreviations used in this schedule:
                ------------------------------------
                  2nd Lien       -- Subordinate Loan to 1st Lien
                  IRN            -- Increasing Rate Note
                  Multi-Draw     -- Multi-Draw Term Loan
                  Term           -- Term Loan
                  Term A         -- Term Loan A
                  Term B         -- Term Loan B
                  Term C         -- Term Loan C
                  Term D         -- Term Loan D
                  Term E         -- Term Loan E

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
14

 Statement of Assets and Liabilities                         September 30, 2001

   ASSETS:
     Investments, at value (Cost -- $207,130,144)              $198,920,887
     Cash                                                           573,027
     Dividends and interest receivable                            1,178,447
   ----------------------------------------------------------  ------------
     Total Assets                                               200,672,361
   ----------------------------------------------------------  ------------
   LIABILITIES:
     Notes payable (Note 4)                                      61,700,000
     Dividends payable                                              249,521
     Management fee payable                                         163,230
     Interest payable                                                27,767
     Accrued expenses                                               138,005
   ----------------------------------------------------------  ------------
     Total Liabilities                                           62,278,523
   ----------------------------------------------------------  ------------
   Total Net Assets                                            $138,393,838
   ----------------------------------------------------------  ------------
   NET ASSETS:
     Par value of capital shares                               $      9,782
     Capital paid in excess of par value                        146,219,564
     Undistributed net investment income                            650,377
     Accumulated net realized loss from security transactions      (276,628)
     Net unrealized depreciation of investments                  (8,209,257)
   ----------------------------------------------------------  ------------
   Total Net Assets                                            $138,393,838
   ----------------------------------------------------------  ------------
   Shares Outstanding                                             9,781,667
   ----------------------------------------------------------  ------------
   Net Asset Value                                                   $14.15
   ----------------------------------------------------------  ------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             15

 Statement of Operations                  For the Year Ended September 30, 2001

INVESTMENT INCOME:
  Interest                                                                     $18,448,428
  Less: Interest expense                                                        (3,932,699)
-----------------------------------------------------------------------------  -----------
  Total Investment Income                                                       14,515,729
-----------------------------------------------------------------------------  -----------
EXPENSES:
  Management fee (Note 2)                                                        2,197,821
  Audit and legal                                                                   95,891
  Shareholder communications                                                        81,774
  Shareholder and system servicing fees                                             70,313
  Directors' fees                                                                   48,592
  Registration fees                                                                 22,259
  Custody                                                                            6,962
  Other                                                                             88,744
-----------------------------------------------------------------------------  -----------
  Total Expenses                                                                 2,612,356
-----------------------------------------------------------------------------  -----------
Net Investment Income                                                           11,903,373
-----------------------------------------------------------------------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          52,291,314
   Cost of securities sold                                                      52,567,942
-----------------------------------------------------------------------------  -----------
  Net Realized Loss                                                               (276,628)
-----------------------------------------------------------------------------  -----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year                                                               570,147
   End of year                                                                  (8,209,257)
-----------------------------------------------------------------------------  -----------
  Increase in Net Unrealized Depreciation                                       (8,779,404)
-----------------------------------------------------------------------------  -----------
Net Loss on Investments                                                         (9,056,032)
-----------------------------------------------------------------------------  -----------
Increase in Net Assets From Operations                                         $ 2,847,341
-----------------------------------------------------------------------------  -----------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
16

 Statements of Changes in Net Assets

                                              For the Years Ended September 30,

                                                                 2001          2000
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                      $ 11,903,373  $ 13,656,396
  Net realized gain (loss)                                       (276,628)      260,605
  (Increase) decrease in net unrealized depreciation           (8,779,404)        4,590
---------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                        2,847,341    13,921,591
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (12,370,409)  (14,070,928)
  Net realized gains                                             (218,597)     (263,127)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders   (12,589,006)  (14,334,055)
---------------------------------------------------------------------------------------
Decrease in Net Assets                                         (9,741,665)     (412,464)
NET ASSETS:
  Beginning of year                                           148,135,503   148,547,967
---------------------------------------------------------------------------------------
  End of year*                                               $138,393,838  $148,135,503
-----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:               $650,377    $1,067,638
---------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             17

 Statement of Cash Flows

For the Year Ended September 30, 2001

 CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
   Interest and dividends received                                $ 18,885,328
   Operating expenses paid                                          (2,591,696)
   Interest paid on bank loans                                      (3,987,263)
   Net short-term sales                                              1,419,349
   Purchases of portfolio securities                               (48,362,099)
   Proceeds from disposition of long-term securities                52,291,314
 -----------------------------------------------------------------------------
   Net Cash Flows Provided By Operating and Investing Activities    17,654,933
 -----------------------------------------------------------------------------
 CASH FLOWS USED BY FINANCING ACTIVITIES:
   Net borrowings under line-of-credit agreement                    (4,500,000)
   Cash dividends paid on Common Stock                             (12,719,641)
 -----------------------------------------------------------------------------
   Net Cash Flows Used By Financing Activities                     (17,219,641)
 -----------------------------------------------------------------------------
 NET INCREASE IN CASH                                                  435,292
 Cash, Beginning of year                                               137,735
 -----------------------------------------------------------------------------
 Cash, End of year                                                $    573,027
 -----------------------------------------------------------------------------
 RECONCILIATION OF INCREASE IN NET ASSETS FROM
 OPERATIONS TO NET CASH FLOWS PROVIDED BY
 OPERATING AND INVESTING ACTIVITIES:
   Increase in Net Assets From Operations                         $  2,847,341
 -----------------------------------------------------------------------------
   Amortization of discount on securities                              102,612
   Decrease in investments, at value                                14,301,980
   Decrease in interest payable for money borrowed                     (54,564)
   Decrease in dividends and interest receivable                       436,900
   Increase in accrued expenses                                         20,664
 -----------------------------------------------------------------------------
   Total Adjustments                                                14,807,592
 -----------------------------------------------------------------------------
 Net Cash Flows Provided By Operating and Investing Activities    $ 17,654,933
 -----------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
18

 Notes to Financial Statements

1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $49,775 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, Smith Barney Fund Management LLC ("SBFM"), the Fund's investment advisor, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-advisor, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             19
instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SBFM will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SBFM, a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser for the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average daily assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund's average daily assets for the services TAMIC provides as sub-adviser. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------
Purchases                                                   $48,448,512
-----------------------------------------------------------------------
Sales                                                        52,291,314
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
20

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------
Gross unrealized appreciation                               $   922,342
Gross unrealized depreciation                                (9,131,599)
------------------------------------------------------------------------
Net unrealized depreciation                                 $(8,209,257)
------------------------------------------------------------------------

4. Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement was renewed on January 30, 2001. The 364 day revolving credit agreement matures on January 29, 2002 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The aggregate borrowings outstanding at September 30, 2001 was $61.7 million at a weighted average interest rate of 5.34% which represented 30.84% of the net assets plus borrowings. Average aggregate borrowings for the year ended September 30, 2001 were $66,813,405 and the average annualized interest rate was 5.41%.

5. Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SBFM. The balance of $225,000 was paid by the Fund.

6. Capital Shares

At September 30, 2001, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

7. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, approximately $44,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             21

 Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                                 2001       2000  1999/(1)/
  ----------------------------------------------------------------------------
  Net Asset Value, Beginning of Year           $15.14     $15.19    $15.00
  ---------------------------------------------------------------------------
  Income (Loss) From Operations:
    Net investment income                        1.22       1.40      0.97
    Net realized and unrealized gain (loss)     (0.93)      0.02      0.09
  ---------------------------------------------------------------------------
  Total Income From Operations                   0.29       1.42      1.06
  ---------------------------------------------------------------------------
  Offering Costs on Issuance of Common Stock       --         --     (0.02)
  ---------------------------------------------------------------------------
  Less Distributions From:
    Net investment income                       (1.26)     (1.44)    (0.85)
    Net realized gains                          (0.02)     (0.03)       --
  ---------------------------------------------------------------------------
  Total Distributions                           (1.28)     (1.47)    (0.85)
  ---------------------------------------------------------------------------
  Net Asset Value, End of Year                 $14.15     $15.14    $15.19
  ---------------------------------------------------------------------------
  Total Return, Based on Market Value           (4.33)%    13.35%     1.68%++
  ---------------------------------------------------------------------------
  Total Return, Based on Net Asset Value         2.44%     10.55%     7.45%++
  ---------------------------------------------------------------------------
  Net Assets, End of Year (000s)             $138,394   $148,136  $148,548
  ---------------------------------------------------------------------------
  Ratios to Average Net Assets:
    Net investment income                        8.31%      9.20%     7.48%+
    Interest expense                             2.75       3.04      1.68+
    Organization expense                           --         --      0.24+
    Other expenses                               1.82       1.70      1.63+
    Total expenses                               4.57       4.74      3.55+
  ---------------------------------------------------------------------------
  Portfolio Turnover Rate                          23%        59%       53%
  ---------------------------------------------------------------------------
  Market Value, End of Year                    $12.82   $14.6875   $14.375
  ---------------------------------------------------------------------------

(1) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

-------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
22

 Independent Auditors' Report


To the Shareholders and Board of Directors of Travelers Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Travelers Corporate Loan Fund Inc. ("Fund") as of September 30, 2001, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from November 20, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from November 20, 1998 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

New York, New York
November 13, 2001

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             23

 Dividend Reinvestment Plan (unaudited)


Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

-------------------------------------------------------------------------------
                                             2001 Annual Report to Shareholders
24

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

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Travelers Corporate Loan Fund Inc.
                                                                             25

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

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                                             2001 Annual Report to Shareholders
26

 Tax Information (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended September 30, 2001:

 . Total long-term capital gain distributions paid of $183,666.

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Travelers Corporate Loan Fund Inc.
                                                                             27

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George Pavia

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

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Investment Adviser
Smith Barney Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management
International Company LLC

Custodian
PFPC Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030



This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.



Travelers Corporate
Loan Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD01804 11/01